Employee Benefits Government Plans	12 Months Ended
Dec. 31, 2024
Employee Benefits Government Plans [Abstract]
Employee benefits government plans

Note 12 – Employee benefits government plans

The Company participates in a government-mandated multi-employer defined contribution plan pursuant to which certain retirement, medical and other welfare benefits are provided to employees. PRC labor regulations require the Company to pay to the local labor bureau a monthly contribution calculated at a stated contribution rate based on the basic monthly compensation of qualified employees. The relevant local labor bureau is responsible for meeting all retirement benefit obligations; the Company has no further commitments beyond its monthly contribution. Total expenses for the plans were $247,393, $267,432 and $164,129 for the years ended December 31, 2024, 2023 and 2022, respectively.